CONSOLIDATED STATEMENTS OF OPERATIONS (USD $) In Millions, unless otherwise specified	12 Months Ended
	Jan. 29, 2012	Jan. 30, 2011	Jan. 31, 2010
Net Sales	$ 7,028	$ 6,449	$ 6,313
Cost of sales	5,014	4,608	4,545
Gross Profit	2,014	1,841	1,768
Operating expenses:
Selling, general and administrative	1,532	1,455	1,453
Depreciation and amortization	327	341	359
Restructuring		8	21
Goodwill impairment			219
Total operating expenses	1,859	1,804	2,052
Operating Income (Loss)	155	37	(284)
Interest expense	639	623	602
Other (income) expense, net		(1)	(208)
Income (Loss) from Continuing Operations Before Provision (Benefit) for Income Taxes	(484)	(585)	(678)
Provision (benefit) for income taxes	79	28	(198)
Income (Loss) from Continuing Operations	(563)	(613)	(480)
Loss from discontinued operations, net of tax	20	(6)	(34)
Net Income (Loss)	$ (543)	$ (619)	$ (514)